UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2024

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 World Trade Center
175 Greenwich Street, 57th Floor
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On February 1, 2024, the Board of Directors of Better Home & Finance Holding Company (the “Company”) established June 4, 2024, as the date of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The time and location of the 2024 Annual Meeting will be specified in the Company’s proxy statement for the 2024 Annual Meeting. The Board has fixed the close of business on April 8, 2024, as the record date for determining stockholders of the Company who are entitled to vote at the 2024 Annual Meeting, including any adjournments or postponements thereof.

The Company previously reported in its quarterly report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2023, that the Company anticipated holding the 2024 Annual Meeting on May 16, 2024.

A copy of the press release announcing the new date of the 2024 Annual Meeting is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference in its entirety.

As a result of the change in the scheduled date of the 2024 Annual Meeting, the previously disclosed deadlines for submission of stockholder proposals and director nominations have been updated as follows:

On August 11, 2023, the Company held an extraordinary general meeting of stockholders in lieu of its 2023 annual meeting (the “2023 Meeting”). Since the newly scheduled date of the 2024 Annual Meeting differs by more than thirty calendar days from the anniversary date of the 2023 Meeting, the Company is providing the following disclosure in accordance with Rule 14a-5(f) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”).

Rule 14a-8 Deadline for the Submission of Stockholder Proposals

As noted above, the 2024 Annual Meeting date will represent a change of more than thirty calendar days from the anniversary date of the 2023 Meeting. As a result, pursuant to Rule 14a-8 under the Exchange Act, a new deadline will apply for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company’s proxy materials for the 2024 Annual Meeting. Pursuant to Rule 14a-8(e)(2) under the Exchange Act, such proposals must be received no later than 5:00 p.m. Eastern Time on March 1, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the 2024 Annual Meeting. Such proposals must be received by such date at our principal executive offices, Attn: Secretary, 3 World Trade Center, 175 Greenwich Street, 57th Floor, New York, NY 10007.

Bylaws Advance Notice Deadline for Submission of Director Nominations or Stockholder Proposals

Any stockholder who wishes to propose a nominee to the Company’s board of directors or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 described above) must comply with the advance notice provisions and other requirements of Section 1.11 of our bylaws. These notice provisions require, among other things, that nominations of individuals for election to the Company’s board of directors and the proposal of business to be considered by the stockholders for the 2024 Annual Meeting must be delivered no earlier than 5:00 p.m. Eastern Time on February 5, 2024, and no later than 5:00 p.m. Eastern Time on March 6, 2024, to our principal executive offices, Attn: Secretary, 3 World Trade Center, 175 Greenwich Street, 57th Floor, New York, NY 10007.

In addition to the information required by our bylaws for such nominations or proposals, stockholders who intend to solicit proxies in support of director nominees other than those nominated by the board of directors must provide the information required by Rule 14a-19 under the Exchanged Act.

All stockholder proposals should be submitted to the attention of our Secretary at our principal executive offices at the address above and must be in writing and otherwise in compliance with applicable SEC requirements and our bylaws. Stockholders are also advised to review our certificate of incorporation or bylaws, as applicable, which contain additional requirements about stockholder proposals and advance notices.

Forward-Looking Statements
This Report and the information and documents incorporated by reference herein include “forward-looking statements.” These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Report. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the Registration Statement on Form S-1 filed with the SEC by the Company on December 20, 2023, as well as the Company’s most recent quarterly report on Form 10-Q and current reports on Form 8-K.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit	Description
99.1	Press Release, dated February 5, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: February 5, 2024	By:	/s/ Kevin Ryan
	Name:	Kevin Ryan
	Title:	Chief Financial Officer and President